Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring And Related Activities Disclosure [Abstract]
Restructuring Charges

NOTE 16

RESTRUCTURING CHARGES

During 2011, the Company recorded $119 million of restructuring charges, net of revisions to prior estimates. The 2011 activity primarily relates to $105 million of restructuring charges the Company recorded throughout the year to further reduce its operating costs by reorganizing certain operations that occurred across all business units, markets and staff groups. The remaining 2011 activity includes $41 million of employee compensation and lease exit costs related to the facilities consolidation within the Company's global servicing network which were announced in the fourth quarter of 2010. In addition, the Company expects to record further charges in one or more quarterly periods during 2012 relating to lease exit costs for these facility consolidations totaling between $5 million and $15 million in Corporate & Other. The Company also recorded revisions to prior estimates of $(27) million for higher employee redeployments to other positions within the Company and to a lesser extent modifications to existing initiatives.

During 2010, the Company recorded $96 million of restructuring charges, net of revisions to prior estimates. The 2010 activity primarily relates to a $98 million charge reflecting employee severance obligations to consolidate certain facilities within the Company's global servicing network. As a result of this initiative, approximately 3,200 positions were to be eliminated; however, overall staffing levels were expected to decrease by approximately 400 positions on a net basis as new employees were hired at the locations to which work is being transferred. The remaining 2010 activity includes $25 million of additional charges comprised of several smaller initiatives which were more than offset by revisions to prior estimates of $(27) million for higher employee redeployments to other positions within the Company and to a lesser extent modifications to existing initiatives.

During 2009, the Company recorded $185 million of restructuring charges, net of revisions to prior estimates. The 2009 activity primarily relates to the $199 million of restructuring charges the Company recorded in the second quarter to further reduce its operating costs by downsizing and reorganizing certain operations. These restructuring activities were for the elimination of approximately 4,000 positions or about 6 percent of the Company's total worldwide workforce and occurred across all business units, markets and staff groups. Additional restructuring charges of $38 million taken in the third and fourth quarters of 2009 relate principally to the reorganization of certain senior leadership positions, as well as the exit of a business in the GNMS segment. The Company also recorded revisions to prior estimates of $(52) million during 2009 for higher employee redeployments to other positions within the Company, and to a lesser extent business changes and modifications to existing initiatives. These modifications do not constitute a significant change in the original restructuring plan from an overall Company perspective.

Restructuring charges related to severance obligations are included in salaries and employee benefits in the Company's Consolidated Statements of Income, while charges pertaining to other exit costs are included in occupancy and equipment, professional services and other, net expenses.

The following table summarizes the Company's restructuring reserves activity for the years ended December 31, 2011, 2010 and 2009:

(Millions)	Severance(a)	Other(b)	Total
Liability balance as of December 31, 2008	$365	$62??	$427
Restructuring charges, net of $52 in revisions(c)	161	24??	185
Payments	(287)	(45)	(332)
Other non-cash(d)	14	(9)	5
Liability balance as of December 31, 2009	253	32	285
Restructuring charges, net of $27 in revisions(c)	98	(2)	96
Payments	(141)	(14)	(155)
Other non-cash(d)	(11)	―	(11)
Liability balance as of December 31, 2010	199	16	215
Restructuring charges, net of $27 in revisions(e)	96	23	119
Payments	(121)	(8)	(129)
Other non-cash(d)	(4)	(1)	(5)
Liability balance as of December 31, 2011(f)	$170	$30??	$200

  Accounted for in accordance with GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
  Other primarily includes facility exit, asset impairment and contract termination costs.
  Revisions primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
  Consists primarily of foreign exchange impacts. During 2009, the amounts in other also include asset impairments directly related to restructuring activity.
  Net revisions of $27 million were recorded in the Company's reportable operating segments and Corporate & Other as follows: $21 million in USCS, $(2) million in ICS, $(5) million in GCS, $8 million in GNMS and $5 million in Corporate & Other. These revisions primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
  The majority of cash payments related to the remaining restructuring liabilities are expected to be completed in 2012, and to a lesser extent certain contractual long-term severance arrangements and lease obligations are expected to be completed in 2013 and 2019, respectively.

The following table summarizes the Company's restructuring charges, net of revisions, by reportable operating segment and Corporate & Other for the year ended December 31, 2011, and the cumulative amounts relating to the restructuring programs that were in progress during 2011 and initiated at various dates between 2008 and 2011.

		Cumulative Restructuring Expense Incurred To Date On
	2011	In-Progress Restructuring Programs
	Total Restructuring
	Charges, net of
(Millions)	revisions	Severance	Other	Total
USCS	$(10)	$58	$6	$64
ICS	29	84	2	86
GCS	37	239	18	257
GNMS	(1)	30	9	39
Corporate & Other	64	72	40	112	(a)
Total	$119	$483	$75	$558	(b)

  Corporate & Other includes certain severance and other charges of $108 million, related to Company-wide support functions which were not allocated to the Company's reportable operating segments, as these were corporate initiatives, which is consistent with how such charges were reported internally.
  As of December 31, 2011, the total expenses to be incurred for previously approved restructuring activities that were in progress are not expected to be materially different than the cumulative expenses incurred to date for these programs, except for those 2012 charges noted above.